SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August ___, 2002
HON INDUSTRIES Inc. (Exact Name of Registrant as Specified in Charter)
Iowa (State or Other Jurisdiction of Incorporation)	0-2648 (Commission File Number)	42-0617510 (IRS Employer Identification No.)

414 East Third Street, P.O. Box 1109 Muscatine, Iowa (Address of Principal Executive Offices)	52761-7109 (Zip Code)

Registrant's telephone number, including area code:	(563) 264-7400

---------------- (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure

On August 9, 2002, in connection with the filing of the 10-Q of HON INDUSTRIES Inc. (the "Company") for the period ended June 29, 2002 (the "Report"), the Chairman, President and Chief Executive Officer and the Vice President and Chief Financial Officer of the Company each certified, pursuant ot 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: August ___, 2002	HON INDUSTRIES Inc. By: /s/ Jerald K. Dittmer Jerald K. Dittmer Vice President and Chief Financial Officer